SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                  Date of report (Date of
                  earliest event reported):           February 2, 2001


                            VIATEL, INC.
         (Exact Name of Registrant as Specified in Charter)


            Delaware               000-21261             13-3787366
           (State or Other         (Commission           (I.R.S. Employer
           Jurisdiction            File Number)          Identification No.)
           of Incorporation)

                                  Viatel, Inc.
                                685 Third Avenue
                            New York, New York 10017
          (Address of Principal Executive Offices, Including Zip Code)

        Registrant's telephone number, including area code: 212-350-9200

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)






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Item 5.  Other Events.

      On February 2, 2001, Viatel, Inc. (the "Company") announced that Alfred West, the Vice Chairman and a member of the Company's Board of Directors, had resigned, effective immediately. As a result of Mr. West's resignation, all existing agreements between Viatel and Mr. West have been terminated.



Item 7. Financial  Statements,  Pro Forma  Financial  Information and
Exhibits.


         (a)   Financial Statements of Businesses Acquired.

                     Not Applicable

         (b)   Pro Forma Financial Information.

                     Not Applicable

         (c)   Exhibits.

                The following exhibits are filed with this Report.

                Exhibit No.         Description.


                99.1                Press release dated February 2, 2001.







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




                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       VIATEL, INC.



Date:  February 2, 2001.                    By: /s/ James P. Prenetta
                                               ---------------------------------
                                               Name:  James P. Prenetta
                                               Title: Senior Vice President and
                                                       General Counsel




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




                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION.


99.1              Press  release of Viatel,  Inc.  dated  February 2, 2001.



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